Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned, Arthur Bertagnolli, the Chief Executive Officer, Chairman of the Board of Directors and Treasurer of SAVOY ENERGY CORPORATION (the “Company”), DOES HEREBY CERTIFY that:

          1.  The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 19th day of August, 2011.

/s/ Arthur Bertagnolli

Arthur Bertagnolli
Chief Executive Officer and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to SAVOY ENERGY CORPORATION and will be retained by SAVOY ENERGY CORPORATION and furnished to the Securities and Exchange Commission or its staff upon request.